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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549



                                 CURRENT REPORT

                                    FORM 8-K

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                                NOVEMBER 4, 1997
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                               APPLIED POWER INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




        WISCONSIN                     1-11288                39-0168610
----------------------------      ----------------       ------------------
(State or other jurisdiction      (Commission File        (IRS Employer
 of incorporation)                    Number)            Identification No.)



                         13000 WEST SILVER SPRING DRIVE
                            BUTLER, WISCONSIN  53007
     MAILING ADDRESS: P.O. BOX 325, MILWAUKEE, WISCONSIN  53201
     ---------------------------------------------------------------
        (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code (414) 781-6600


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ITEM 4.     Changes in Registrant's Certifying Accountant.

            On November 3, 1997, the Audit Committee of the Board of Directors of Applied Power Inc. (the "Registrant") recommended to the Board of Directors the replacement of Deloitte & Touche LLP with Coopers & Lybrand LLP as the Registrant's independent certified public accountants for the fiscal year ended August 31, 1998. On November 4, 1997, the Board of Directors of the Registrant accepted and approved the Audit Committee's recommendation. Deloitte & Touche LLP was notified of its dismissal, and Coopers & Lybrand LLP of its engagement, on November 4, 1997.

            During the Registrant's two most recent fiscal years and through November 4, 1997, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused that firm to make reference to the subject matter of the disagreement in connection with its report.

            Deloitte & Touche LLP's report on the Registrant's financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

            During the Registrant's two most recent fiscal years and through November 4, 1997, there were no reportable events (as described in Regulation S-K Item 304(a)(1)(v)).

            The Registrant has provided Deloitte & Touche LLP with a copy of the disclosures contained herein and has requested that Deloitte & Touche LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant herein and, if not, stating the respects in which it does not agree. A copy of Deloitte & Touche LLP's letter dated November 7, 1997 is filed as Exhibit 16 to this Form 8-K.



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ITEM 7:     Financial Statements and Exhibits

            (c) Exhibits. See "Exhibit Index" on the last page of this report, which is incorporated herein by reference.




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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Applied Power Inc.


DATE:  November 7, 1997                 By: /s/ Robert C. Arzbaecher
                                            ----------------------------------
                                            Robert C. Arzbaecher
                                            Vice President and Chief Financial
                                            Officer


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                               APPLIED POWER INC.

                                 Exhibit Index
                                       to
                            Form 8-K Current Report
                   (Date of Event Reported: November 4, 1997)


 Exhibit                                                               Filed
 Number                  Description                                  Herewith
 ------                  -----------                                  --------
  16     Letter of Deloitte & Touche LLP to the Securities and
         Exchange Commission                                              X